CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We consent to the use in the Registration Statement of Longfoot Communications Corp. on Form SB-2 of our report dated November 28, 2005 appearing in this filing for the fiscal years ended September 30, 2004 and 2005, as well as the reference under the caption "Experts".



/s/ FARBER & HASS, LLP
Camarillo, California
December 1, 2005














































                                                                   Exhibit 23(b)